UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2004

StemCells, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19871	94-3078125

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3155 Porter Drive, Palo Alto, California		94304

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (605) 475-3100

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     Effective May 25, 2004, StemCells, Inc. (the “Company”) filed an amendment to its Restated Certificate of Incorporation to increase the total number of shares of stock that the Company shall have the authority to issue from 76,000,000 shares to 126,000,000 shares. A copy of the Certificate of Amendment, as filed, is attached hereto as Exhibit 4.1.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit 4.1	Certificate of Amendment of the Restated Certificate of Incorporation of StemCells, Inc.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEMCELLS, INC.
	By:	/s/ Martin McGlynn
Martin McGlynn
Date: October 25, 2004		President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 4.1	Certificate of Amendment of the Restated Certificate of Incorporation of StemCells, Inc.